             SCHWAB CALIFORNIA MUNICIPAL MONEY FUND - SWEEP SHARES

                           PROSPECTUS APRIL 29, 1996,
                           AS AMENDED JANUARY 2, 1997

TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Contact your local Charles Schwab & Co., Inc. ("Schwab") office, or call 800-2 NO-LOAD.

THE SCHWAB CALIFORNIA MUNICIPAL MONEY FUND (the "Fund") is designed for investors who seek maximum current income that is exempt from regular federal income and State of California personal income taxes consistent with stability of capital. Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund is a non-diversified investment portfolio of The Charles Schwab Family of Funds (the "Schwab Fund Family"), a no-load, open-end, management investment company. Prior to January 2, 1997, the Fund was known as the Schwab California Tax-Exempt Money Fund. This Prospectus describes the Sweep Shares of the Fund (the "Sweep Shares"), one of the two classes of shares of the Fund offered by Schwab. For a prospectus describing the other class of shares of the Fund (the "Value Advantage Shares"), call your local Schwab office or 800-2 NO-LOAD.

ABOUT THIS PROSPECTUS: THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUND. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about this Fund in the Statement of Additional Information dated April 29, 1996, as amended January 2, 1997 (as amended from time to time). The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus.

This Prospectus may be available electronically by using our Internet address: http://www.schwab.com. To receive a free paper copy of this Prospectus or the Statement of Additional Information, call Schwab at 800-2 NO-LOAD, 24 hours a day, or write to the Fund at 101 Montgomery Street, San Francisco, California 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

                               TABLE OF CONTENTS

                                          PAGE
                                          ----
Key Features of the Fund.................   2
Summary of Expenses......................   3
Financial Highlights.....................   4
Matching the Fund to Your Investment
  Needs..................................   5
Investment Objective and Policies........   5
Municipal Securities and Investment
  Techniques.............................   7
Organization and Management of the
  Fund...................................  11
Distributions and Taxes..................  14
Share Price Calculation..................  15
How the Fund Reports Performance.........  16
Investing in Shares of the Fund..........  17
  How to Buy Shares......................  18
  How to Sell or Exchange Shares.........  20
Other Important Information..............  22

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                            KEY FEATURES OF THE FUND

MAXIMUM DOUBLE TAX-EXEMPT INCOME AND SAFETY. The Schwab California Municipal Money Fund (formerly, the Schwab California Tax-Exempt Money Fund) is designed for investors who seek maximum after-tax current income consistent with stability of capital. The Fund invests in high quality, short-term debt securities, the interest on which is exempt from federal regular income and State of California personal income taxes. Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund attempts to maintain a stable net asset value of $1.00 per share. (See "Investment Objective and Policies.")

AUTOMATIC INVESTMENT/REDEMPTION FEATURE. For the Sweep Shares of the Fund, if you elect, free credit balances in your Schwab brokerage account (including your Schwab One(R) account) will be automatically invested or "swept" into the Fund, subject to the terms and conditions of your brokerage account agreement. Shares will also be sold as necessary to settle securities transactions, collateralize margin obligations or cover debit balances. This feature keeps your money working and saves you the time and trouble of withdrawing and redepositing funds. (See "Investing in Shares of the Fund - How to Buy Shares" and "Investing in Shares of the Fund - How to Sell or Exchange Shares.")

LIQUIDITY. You can conveniently sell your shares of the Fund at any time. (See "Investing in Shares of the Fund -- How to Sell or Exchange Shares.")

LOW COST INVESTING. The Fund imposes no sales or transaction fees on purchases or redemptions of shares of the Fund. (See "Summary of Expenses.") In addition, the Sweep Shares' total fund operating expenses will not exceed 0.65% of the Sweep Shares' average daily net assets, at least through April 30, 1997, as guaranteed by Charles Schwab Investment Management, Inc. (the "Investment Manager") and Schwab. (See "Matching the Fund to Your Investment Needs" and "Organization and Management of the Fund.")

PROFESSIONAL MANAGEMENT. The "Investment Manager" currently provides investment management services to the SchwabFunds(R), a family of 26 mutual funds with over $42 billion in assets as of December 16, 1996. (See "Organization and Management of the Fund.")

SHAREHOLDER SERVICE. Schwab's professional representatives are available toll-free 24 hours a day to receive your Fund orders. Call your local Schwab office during business hours or 800-2 NO-LOAD. As a discount broker, Schwab gives you investment choices and lets you make your own decisions. Schwab has many services that help you make the most informed investment decisions. (See "Investing in Shares of the Fund -- How to Buy Shares" and "Investing in Shares of the Fund -- How to Sell or Exchange Shares.")

CONVENIENT REPORTING. Customers receive regular Schwab statements that combine all their mutual fund investment activity in one report.

SPECIAL RISK CONSIDERATIONS. An investment in the Fund is subject to certain risks arising out of the Fund's investments in California Municipal Securities, municipal leases, participation interests and certain other securities. (See "Municipal Securities and Investment Techniques.")

NATIONWIDE NETWORK OF SCHWAB OFFICES. Schwab has over 225 offices throughout the U.S. where customers can place purchase and orders to sell shares.

                              SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES:      None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET
  ASSETS):
  Management Fees
     (after fee reduction)1.......... 0.19%
  12b-1 Fees.........................  None
  Other Expenses (after fee reduction
     and/or expense
     reimbursement)2,3............... 0.46%
                                      -----
TOTAL FUND OPERATING EXPENSES2,3,4... 0.65%

1 This amount reflects a reduction by the Investment Manager, which is guaranteed at least through April 30, 1997. If there were no such reduction, the maximum management fee for the Fund would have been 0.45% of the Fund's average daily net assets for the fiscal year ended December 31, 1995. (See "Organization and Management of the Fund - Operating Fees and Expenses.")

2 See "Organization and Management of the Fund - Operating Fees and Expenses" for information regarding the differing expenses for the multiple classes of shares of the Fund.

3 This amount reflects the guarantee by the Investment Manager and Schwab that, at least through April 30, 1997, the total operating expenses of the Sweep Shares of the Fund will not exceed 0.65%. Without this guarantee, which was in effect during the fiscal year ended December 31, 1995, other expenses and total operating expenses would have been 0.49% and 0.94%, respectively, of the Sweep Shares' average daily net assets.

4 A fee may be charged if applicable minimum balances are not maintained in your Schwab brokerage account or Schwab One(R) account. (See "Investing in Shares of the Fund.") For information regarding the differing minimum balance and minimum investment requirements of the multiple classes of shares of the Fund, see "Investing in Shares of the Fund - How to Buy Shares."

EXAMPLE. You would pay the following expenses on a $1,000 investment in the Sweep Shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each period:

1 YEAR     3 YEARS     5 YEARS     10 YEARS
------     -------     -------     --------
  $7         $21         $36         $ 81

THE PURPOSE OF THE PRECEDING TABLE IS TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE SWEEP SHARES OF THE FUND WILL BEAR DIRECTLY OR INDIRECTLY. This example reflects the guarantee by the Investment Manager and Schwab that, at least through April 30, 1997, the total fund operating expenses for the Sweep Shares of the Fund will not exceed 0.65%. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the SEC. THIS HYPOTHETICAL RATE OF RETURN IS NOT INTENDED TO BE REPRESENTATIVE OF PAST OR FUTURE PERFORMANCE.

                              FINANCIAL HIGHLIGHTS

The following information for the Sweep Shares has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report is included in the Statement of Additional Information, which contains additional financial data and related notes. A free copy of this statement may be obtained by calling the telephone number or writing to the address on the first page of this Prospectus.

                                      INCOME FROM
                                 INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                          ------------------------------------     ----------------------------
                                         NET                                      DISTRIBUTIONS
                                     REALIZED &        TOTAL                          FROM                             NET
FISCAL      NET ASSET      NET       UNREALIZED        FROM        DIVIDENDS        REALIZED                          ASSET
PERIOD        VALUE       INVEST-       GAINS         INVEST-       FROM NET         GAIN ON                          VALUE
 ENDED      BEGINNING      MENT      (LOSSES) ON       MENT        INVESTMENT        INVEST-            TOTAL         END OF
DEC. 31      OF YEAR      INCOME     INVESTMENT      OPERATION       INCOME           MENT          DISTRIBUTIONS      YEAR
-------     ---------     ------     -----------     ---------     ----------     -------------     -------------     ------
  1995        $1.00       $0.03           --           $0.03         $(0.03)            --             $ (0.03)       $ 1.00
  1994         1.00        0.02           --            0.02          (0.02)            --               (0.02)         1.00
  1993         1.00        0.02           --            0.02          (0.02)            --               (0.02)         1.00
  1992         1.00        0.02           --            0.02          (0.02)            --               (0.02)         1.00
  1991         1.00        0.04           --            0.04          (0.04)            --               (0.04)         1.00
  19901        1.00        0.01           --            0.01          (0.01)            --               (0.01)         1.00


               RATIOS/SUPPLEMENTAL DATA             RATIO OF
         -------------------------------------        NET
                                     RATIO OF      INVESTMENT
FISCAL                               EXPENSES        INCOME
PERIOD   TOTAL      NET ASSETS      TO AVERAGE     TO AVERAGE
 ENDED   RETURN     END OF YEAR     NET ASSETS     NET ASSETS
DEC. 31   (%)         (000'S)          (%)            (%)
-------  ------     -----------     ----------     ----------
  1995    3.20      $ 1,577,695        0.65           3.15
  1994    2.26        1,293,883        0.64           2.25
  1993    1.91        1,062,042        0.63           1.89
  1992    2.35          691,176        0.63           2.31
  1991    3.77          494,214        0.61           3.70
  19901   0.77          339,292        0.28*          5.06*

1 For the period from November 6, 1990 (commencement of operations) to December 31, 1990.

Note:The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets. The table below illustrates what the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been for the periods indicated below had these fees and expenses not been reduced and absorbed:

                         RATIO OF EXPENSES TO     RATIO OF NET INVESTMENT INCOME
FISCAL PERIOD ENDED       AVERAGE NET ASSETS          TO AVERAGE NET ASSETS
    DECEMBER 31           (BEFORE REDUCTION)            (BEFORE REDUCTION)
--------------------     --------------------     ------------------------------
        1995                     0.94%                         2.86%
        1994                     0.94%                         1.95%
        1993                     0.96%                         1.56%
        1992                     0.97%                         1.97%
        1991                     0.98%                         3.33%
        1990                     1.17%*                        4.17%*

Prior to June 6, 1995, the Fund did not offer multiple classes of shares of beneficial interest. The information contained in this table relates to shares which were redesignated as Sweep Shares as of June 6, 1995.

*Annualized

                   MATCHING THE FUND TO YOUR INVESTMENT NEEDS

The Fund may be appropriate for a variety of investment programs which can be long-term or short-term in nature. While the Fund is not a substitute for building an investment portfolio tailored to an individual's investment needs and risk tolerance, it can be used as a high-quality, conveniently liquid money market investment for your brokerage account cash when it is not fully invested in other securities. The Fund would not be an appropriate investment for retirement plans such as IRAs and Keogh plans.

Because the Fund is designed to provide liquidity and stability of capital, as well as automatic investment of free credit balances, it may be especially suitable for investors with short-term investment objectives, including those who are awaiting an opportune time to invest in the equity and/or bond markets.

The Fund also may be appropriate for long-term investors seeking a low-risk investment alternative which is designed to provide double tax-free income which is exempt from federal regular income and State of California personal income taxes.

In addition to the Sweep Shares of the Fund, Schwab also offers Value Advantage Shares of the Fund, pursuant to a multiple class plan (the "Plan") adopted by the Board of Trustees of the Schwab Fund Family. Under the Plan, Value Advantage Shares of the Fund, which are not available through automatic ("sweep") investment programs, are subject to lower transfer agency expenses than the Sweep Shares of the Fund. In addition, the minimum investment and minimum account balance requirements of the Value Advantage Shares of the Fund are higher than those applicable to the Sweep Shares. (See "Organization and Management of the Fund - Operating Fees and Expenses" and "Investing in Shares of the Fund - How to Buy Shares.")

For information regarding Value Advantage Shares, call your local Schwab office or 800-2 NO-LOAD. You may also obtain information about Value Advantage Shares from your Schwab broker.

                              INVESTMENT OBJECTIVE
                                  AND POLICIES

The Fund's investment objective is maximum current income that is exempt from federal regular income and State of California personal income taxes, consistent with stability of capital. This investment objective is fundamental, and cannot be changed without approval by holders of a majority of the Fund's outstanding voting shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). To achieve its objective, the Fund primarily invests in short-term high quality municipal obligations, the income from which is exempt from federal regular income and State of California personal income taxes. Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

Under normal market conditions, the Fund attempts to invest 100% of its total assets in debt obligations issued by or on behalf of California and other states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities that generate interest which, in the opinion of bond counsel, is exempt from federal regular income tax ("Municipal Securities"). Absent unusual market conditions, the Fund will invest at least 65% of its total assets in such obligations which also generate interest which, in the opinion of bond counsel, is exempt from State of California personal income tax ("California Municipal Securities").

Dividends paid to shareholders, to the extent of interest income received on California Municipal Securities, will be exempt from State of California personal income taxes provided that at the end of each quarter of its taxable year at least 50% of the Fund's total assets are invested in California Municipal Securities and obligations of the U.S. Government, its agencies and instrumentalities, the interest on which, when held by an individual, is exempt from California taxation.

The Fund invests only in Municipal Securities which at the time of purchase: (a) are rated in one of the two highest rating categories for municipal commercial paper or short-term municipal securities assigned by any nationally recognized statistical rating organization ("NRSRO"); (b) are guaranteed or insured by the U.S. Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of U.S. Government securities acceptable to the Investment Manager; or (d) are unrated by any NRSRO, if they are determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the above referenced securities. (For a description of the ratings, see "Appendix - Ratings of Investment Securities" in the Statement of Additional Information.)

The Fund may continue to hold a Municipal Security that, after its purchase by the Fund, ceases to have a rating or is downgraded, causing its rating to fall below that required for purchase by the Fund. Neither event would necessarily require the Fund to sell the security. However, the Fund will keep such a security in its portfolio only if the Board of Trustees or its properly authorized delegate determines that keeping the security is in the best interests of the Fund.

With the exception of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, the Fund may not:

1. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer. However, provided no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer, up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to an industrial revenue bond that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a security may also be considered to be an issuer in connection with such guarantee.

2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry. However, this limitation shall not apply to Municipal Securities issued by governmental entities.

                            MUNICIPAL SECURITIES AND
                             INVESTMENT TECHNIQUES

Municipal Securities in which the Fund may invest are generally classified in one of two categories: "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are secured only by the revenues derived from: (1) a particular facility or class of facilities; (2) a specific revenue source such as a special excise tax; or (3) another specific revenue source, such as the user of the facility being financed.

Revenue securities may include private activity bonds and industrial development bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities, and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. From time to time, the Fund may invest more than 25% of its total assets in industrial development and private activity bonds.

Among other types of instruments, the Fund may purchase tax-exempt commercial paper and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements, or other revenues. The Fund has the ability to invest all of its assets in Municipal Securities which generate interest which is a tax preference item for purposes of the federal alternative minimum tax. Thus, if you are subject to the federal alternative minimum tax, all or a portion of your income from the Fund may be subject to the federal alternative minimum tax.

MORAL OBLIGATION SECURITIES. The Fund may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund. The state or municipality which created the issuer has a moral commitment but not a legal obligation to restore the reserve fund.

MUNICIPAL LEASES. The Fund may invest up to 25% of its assets in municipal leases, no more than 10% of which may be in illiquid leases. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Investments in municipal leases may be considered to be illiquid. Municipal leases are subject to "non-appropriation risk," which is the risk that the municipality may terminate the lease in the event that the municipality's appropriating body does not allocate the funds necessary to make lease payments. In such circumstances, the lessor is typically entitled to repossess the property. The private sector value of the property is, however, generally less than the value of the property to the municipality. The Investment Manager, pursuant to guidelines established by the Board of Trustees, is responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that the lease will not be terminated.

SYNTHETIC VARIABLE OR FLOATING-RATE MUNICIPAL SECURITIES. The Fund also may invest up to 25% of its assets in synthetic variable or floating-rate municipal securities. These securities generally comprise the following elements in a trust: (i) a fixed-rate municipal bond (of any duration); (ii) a right to put the bond at par value on 7-days notice or after a specific interval of time depending on the terms of the synthetic security; and (iii) a contractual agreement pursuant to which the investing Fund and a remarketing agent determine the lowest rate that would permit the bond to be remarketed at par, taking into account the put right. The trustee of the trust is generally a bank trust department.

These synthetic floating-rate municipal securities may include tender option bond trust receipts, in which a fixed-rate municipal bond (or group of bonds) is placed into a trust from which two classes of trust receipts are issued, which represent proportionate interests in the underlying bond(s). Interest payments are made on the bond(s) based upon a predetermined rate. Under certain circumstances, the holder of a trust receipt may also participate in any gain or loss on the sale of such bond(s). Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of the Fund's investment limitations.

VARIABLE RATE SECURITIES. The Fund may invest in instruments which have interest rates that are adjusted periodically, or which "float" continuously according to formulas intended to minimize any fluctuation in the values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury bill rate or the rate of return on commercial paper or bank certificates of deposit. As interest rates decrease or increase, Variable Rate Securities experience less appreciation or depreciation than fixed-rate obligations.

VARIABLE RATE DEMAND INSTRUMENTS. The Fund may invest in variable rate demand instruments issued by industrial development authorities and other government entities. In the event a variable rate demand instrument to be purchased by the Fund is not rated by credit rating agencies, the Investment Manager, using guidelines approved by the Board of Trustees, must determine that such instrument is of comparable quality at the time of purchase to a rated instrument that would be eligible for purchase by the Fund. In some cases, the Fund may require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

Although there may be no active secondary market for a particular variable rate demand instrument purchased by the Fund, the Fund may, at any time or during specified periods not exceeding one year (depending upon the instrument involved), demand payment in full of the principal of the instrument and may resell the instrument to a third party.

The Fund could suffer a loss from a variable rate demand instrument because of the absence of an active secondary market, because it may be difficult for the Fund to dispose of the instrument in the event an issuer defaults on its payment obligation, because the Fund is only entitled to exercise its demand rights at certain times, or for other reasons.

Variable rate demand instruments will be subject to the Fund's restrictions on acquiring and holding illiquid securities to the extent that the absence of of an active secondary market for such securities causes them to be illiquid.

PARTICIPATION INTERESTS. The Fund may purchase from financial institutions participation interests in Municipal Securities with fixed, floating or variable rates of interest. The buyer of a participation interest receives an undivided interest in the securities underlying the instrument.

The Fund will purchase a participation interest only if: (a) the instrument subject to the participation interest matures in one year or less, or the instrument includes a right to demand payment, usually within 7-days, from the seller; (b) the instrument meets the Fund's previously described quality standards for Municipal Securities; and (c) the instrument is issued with an opinion of counsel or is the subject of a ruling of the Internal Revenue Service, stating that the interest earned on the participation interest is exempt from federal income tax.

STAND-BY COMMITMENTS. The Fund also may acquire "stand-by commitments" for Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Securities at a price equal to their amortized cost value plus accrued interest. The Fund will acquire stand-by commitments solely to improve portfolio liquidity. The Fund does not intend to exercise its stand-by rights solely for trading purposes.

ILLIQUID SECURITIES. The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than 7-days, if, as a result thereof, more than 10% of the Fund's net assets valued at the time of the transaction are invested in such securities.

GOVERNMENT SECURITIES. The Fund may invest in government securities, including U.S. Treasury notes, bills and bonds, which are backed by the full faith and credit of the U.S. Government. Some securities issued by U.S. Government agencies or instrumentalities are supported by the credit of the agency or instrumentality, while others have an additional line of credit with the U.S. Treasury. However, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities. Accordingly, such securities may involve risk of loss of principal and interest.

MATURITY. The Fund will purchase only securities that are deemed to mature in 397 days or less in accordance with federal securities regulations or securities which have a variable rate of interest that is readjusted no less frequently than every 397 days.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. Generally, the Fund will not pay for such securities or start earning interest on them until the Fund receives them. Securities purchased on a when-issued or delayed delivery basis are recorded as an asset. The value of such securities may change as the general level of interest rates changes.

The Fund will not invest more than 25% of its assets in when-issued or delayed delivery securities. The Fund will not purchase such securities for speculative purposes and will expect to actually acquire the securities when it purchases them. However, the Fund reserves the right to sell any such securities before their settlement dates if the Investment Manager deems such a sale advisable.

REPURCHASE AGREEMENTS. The Fund may engage in "repurchase agreements." In entering into a repurchase agreement, the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. Maturity of the securities subject to repurchase may exceed one year.

If the seller of a repurchase agreement becomes bankrupt or otherwise defaults, the Fund might incur expenses in enforcing its rights and could experience losses, including a decline in the value of the underlying securities and a loss of income. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions that the Investment Manager deems creditworthy.

TEMPORARY INVESTMENTS. The Fund may from time to time, as a defensive measure under abnormal market conditions, invest any or all of its assets in taxable "temporary investments" which include: obligations of the U.S. Government, its agencies or instrumentalities; debt securities (other than Municipal Securities) rated in one of the two highest rating categories by any NRSRO; commercial paper (other than Municipal Securities) rated in one of the two highest rating categories by any NRSRO; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; and any of the foregoing temporary investments subject to repurchase agreements. While a temporary investment could cause the Fund to generate dividends taxable to shareholders as ordinary income, it is the Fund's primary intention to produce dividends which are not subject to federal regular income or State of California personal income taxes.

SECURITIES SUBJECT TO A PUT FEATURE. A "put" feature permits a fund to sell a security at a fixed price prior to maturity to the put issuer. Because of this feature, Municipal Securities subject to a put generally may be sold to third parties at market rates. Generally, a premium is paid for a security subject to put feature. Investments in Municipal Securities subject to puts are limited by federal securities laws and expose the Fund to a credit risk associated with the put provider.

BORROWING POLICY. The Fund may not borrow money except for temporary purposes to meet redemption requests that could not otherwise be met without immediately selling portfolio securities. The Fund may borrow an amount up to one-third of the value of its total assets and may pledge up to 10% of the Fund's net assets to secure borrowings. The Fund may not borrow for leverage purposes. The Fund's borrowing and pledging policies as set forth in the Statement of Additional Information are fundamental.

LEGAL OPINIONS. Bond counsel will render opinions on the validity of Municipal Securities. Bond counsel will also render opinions on whether the interest paid on Municipal Securities is exempt from federal income tax, and whether the interest paid on California Municipal Securities is exempt from California State personal income taxes. Bond counsel will render such opinions to the issuers of Municipal Securities at the time the securities are issued. The Fund and the Investment Manager will not review the proceedings on the issu-ance of Municipal Securities or the bases for such opinions.

SPECIAL RISK CONSIDERATIONS. The Fund is a non-diversified portfolio of the Schwab Fund Family. The investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. In the event of changes in the financial condition or in the market's assessment of certain issuers, the Fund's policy of acquiring large positions in the obligations of a relatively small number of issuers may affect the value of the Fund's portfolio to a greater extent than that of a diversified portfolio.

The Fund may invest more than 25% of its assets in Municipal Securities that produce interest that is paid solely from revenues on similar projects. However, the Fund does not presently intend to invest in such securities on a regular basis, but will do so if such investment is deemed necessary or appropriate by the Investment Manager. To the extent that the Fund's assets are invested in Municipal Securities that produce interest that is payable solely from revenues on similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if the Fund's assets were not so invested.

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting California Municipal Securities. For example, in recent years "Proposition 13" and similar California constitutional and statutory amendments and initiatives have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters, through limiting various other taxes, have resulted in a substantial reduction in state and local revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments. It is not possible to determine the impact of these initiatives on the ability of California issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal and interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy. In addition, from time to time, federal legislative proposals have threatened the tax-exempt status or use of municipal securities. (An expanded discussion of the risks associated with municipal securities and California issuers is contained in the Statement of Additional Information.)

Participation interests in Municipal Securities and other derivative securities eligible for purchase by the Fund involve special risks, including a risk that the Internal Revenue Service may characterize some or all of the interest paid on such securities to the Fund as taxable. There is also an increased risk, most typically associated with "municipal lease" obligations, that a municipality will not appropriate the funds necessary to make the scheduled payments on, or may seek to cancel or otherwise avoid its obligations under, the lease that supports the security owned by the Fund.

                                ORGANIZATION AND
                             MANAGEMENT OF THE FUND

GENERAL OVERSIGHT. The Board of Trustees and officers of the Schwab Fund Family meet regularly to review investments, performance, expenses and other business affairs.

THE INVESTMENT MANAGER. Professional investment management for the Fund is provided by the Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104. The Investment Manager provides a continuous investment program, including general investment and economic advice regarding the Fund's investment strategies; manages the Fund's investment portfolio; performs expense management, accounting and recordkeeping; and provides other services necessary to the operation of the Fund and the Schwab Fund Family. The Investment Manager, formed in 1989, is a wholly owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the mutual funds in the SchwabFunds Family(R), a family of 26 mutual funds. As of December 16, 1996, the SchwabFunds(R) had aggregate net assets in excess of $42 billion.

TRANSFER AGENT AND SHAREHOLDER SERVICES. Charles Schwab & Co., Inc. ("Schwab" or the "Transfer Agent"), 101 Montgomery Street, San Francisco, California 94104, serves as shareholder services agent and transfer agent for the Fund. Schwab provides information and services to shareholders, which include reporting share ownership, sales and dividend activity (and associated tax consequences), responding to daily inquiries, effecting the transfer of Fund shares and facilitating effective cash management of shareholders' Schwab account balances. It furnishes such office space and equipment, telephone facilities, personnel and informational literature distribution as is necessary or appropriate in providing shareholder and transfer agency information and services. Schwab is also the Fund's distributor, but receives no compensation for its services as such.

Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 3.3 million active customer accounts and has over 225 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab is a wholly-owned subsidiary of The Charles Schwab Corporation. Charles
R. Schwab is the founder, Chairman, Chief Executive Officer and a Director of The Charles Schwab Corporation. As a result of his beneficial ownership interests in and other relationships with The Charles Schwab Corporation and its affiliates, Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.

                          OPERATING FEES AND EXPENSES

Pursuant to its Investment Advisory and Administration Agreement with the Schwab Fund Family, the Investment Manager receives from the Fund a graduated annual fee, payable monthly, of 0.46% of the Fund's average daily net assets not in excess of $1 billion, 0.41% of such net assets over $1 billion but not in excess of $2 billion and 0.40% of such net assets over $2 billion. At least through April 30, 1997, the Investment Manager has guaranteed that the Fund's management fee will not exceed 0.19% of the Fund's average daily net assets.

In addition, the Investment Manager and Schwab have guaranteed that, at least through April 30, 1997, total fund operating expenses will not exceed 0.65% of the average daily net assets of the Sweep Shares. The effect of these guarantees is to maintain or lower the expenses of the Sweep Shares of the Fund and thus maintain or increase total return to shareholders. For the fiscal year ended December 31, 1995, the Fund paid a management fee of 0.19% of its average daily net assets and paid total fund operating expenses of 0.65% of the Sweep Shares' average daily net assets (after waivers and reimbursements). The following expenses are not included as "operating expenses" for purposes of this guarantee: interest expenses, taxes, capital items such as the cost of the purchase or sale of portfolio securities, including brokerage fees or commissions, and extraordinary expenses.

For the transfer agency services provided, the Transfer Agent receives an annual fee, payable monthly, of 0.25% of the average daily net assets of the Sweep Shares. In addition, for shareholder services provided, Schwab receives an annual fee, payable monthly, of 0.20% of the average daily net assets of the Sweep Shares. For the Value Advantage Shares, the Transfer Agent receives an annual fee of 0.05% of the average daily net assets of that class' shares of beneficial interest. The Fund's Custodian is PNC Bank, N.A.

OTHER EXPENSES. The Schwab Fund Family pays the expenses of its operations, including: the fees and expenses for independent accountants, legal counsel and the custodian of its assets; the cost of maintaining books and records of account; registration fees; the fees and expenses of qualifying the Schwab Fund Family and its shares for distribution under federal and state securities laws; and industry association membership dues. These expenses generally are allocated among the Schwab Fund Family's investment portfolios ("Series"), or classes of shares within these Series, in proportion to their relative net assets at the time the expense is incurred. However, expenses directly attributable to a particular Series or class of a Series will be charged to that Series or class, respectively. The differing expenses applicable to the Sweep Shares and the Value Advantage Shares will cause the performance of these two classes of shares to differ.

                               OTHER INFORMATION

The Schwab Fund Family was organized as a business trust under the laws of Massachusetts on October 20, 1989 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more Series. Currently, the Schwab Fund Family offers shares of 9 Series which may be organized into one or more classes of shares of beneficial interest. The Board of Trustees may authorize the issuance of shares of additional Series or classes if it deems it desirable. Shares within each Series or class have equal, noncumulative voting rights, and equal rights as to distributions, assets, and liquidation of such Series, except to the extent such voting rights or rights as to distributions, assets and liquidation vary among classes of a Series.

SHAREHOLDER MEETINGS AND VOTING RIGHTS. The Schwab Fund Family is not required to hold annual shareholders' meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Schwab Fund Family.

Shareholders will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permitted under the 1940 Act, such as for the election of Trustees. In addition, holders of the Sweep Shares will vote exclusively as a class on any matter relating solely to the Sweep Shares and on any matter in which the interests of the holders of the Sweep Shares differ from the interests of the holders of Value Advantage Shares.

                            DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS. On each day that the net asset value per share of the Fund is determined (a "Business Day"), the Fund's net investment income is declared as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) as a dividend to shareholders of record at that time. Dividends are normally paid (and, where applicable, reinvested) on the 15th of each month, if a Business Day, otherwise on the next Business Day, with the exception of the dividend paid in December, which is scheduled to be paid on the last Business Day in December.

TAX INFORMATION. The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), qualified as such, and intends to continue to so qualify. In order to so qualify, the Fund will distribute on a current basis substantially all of its investment company taxable income, its net exempt-interest income and its net capital gains (if any), and will meet certain other requirements. Such qualification relieves the Fund of liability for federal and California income taxes to the extent the Fund's earnings are distributed.

FEDERAL INCOME TAXES: Dividends derived from exempt-interest income (known as "exempt-interest dividends") may be treated by the Fund's shareholders as items of interest excludable from their federal gross income. To the extent dividends paid to shareholders are derived from taxable interest or capital gains, such dividends will be subject to federal income tax, whether received in cash or reinvested.

The Fund may at times purchase Municipal Securities at a discount from the price at which they were initially issued. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to shareholders as such when it is distributed to them.

If the Fund holds certain "private activity bonds" ("industrial development bonds" under prior law), dividends derived from interest on such obligations and other securities which may be owned by the Fund will be classified as an item of tax preference which could subject certain shareholders to federal alternative minimum tax liability. Corporate shareholders must also take all exempt-interest dividends into account in determining "adjusted current earnings" for purposes of calculating their alternative minimum tax.

Private activity bonds and industrial development bonds generally are bonds issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. Private activity bonds and industrial development bonds also generally are limited obligation (or revenue) securities, which means that they are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from some other specific revenue source. (See "Municipal Securities" in the Statement of Additional Information.)

Shareholders receiving Social Security or Railroad Retirement Act benefits should note that exempt interest dividends will be taken into account in determining the taxability of such benefits.

CALIFORNIA INCOME TAXES: Dividends paid by the Fund to non-corporate shareholders and derived from interest on California Municipal Securities or federal obligations are also exempt from State of California personal income tax. For this purpose, federal obligations are obligations the interest on which would be excludable from gross income for California personal income tax purposes if the obligations were owned by an individual. However, dividends paid to shareholders that are corporations subject to California franchise tax or income tax will be taxed as ordinary income to such shareholders, notwithstanding that all or a portion of such dividends are exempt from State of California personal income tax. Moreover, to the extent that the Fund's dividends are derived from sources other than California Municipal Securities or federal obligations, such dividends will be subject to State of California personal income tax, even though such dividends may be exempt from federal regular income tax.

Except as noted with respect to State of California personal income tax, distributions of net investment income may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, to the extent, if any, that dividends paid to shareholders are derived from taxable interest, market discount or capital gains, such dividends will not be exempt from State of California personal income tax whether received in cash or reinvested.

Interest on private activity bonds is not subject to the California alternative minimum tax. In addition, California does not impose its personal income tax on Social Security or Railroad Retirement Act benefits.

Records of dividends and other distributions, purchases and redemptions will be reflected on shareholders' Schwab statements. The Fund will notify shareholders at least annually as to the federal income and State of California personal income tax consequences of distributions made each year.

The foregoing is only a brief summary of some of the federal and State of California income tax considerations affecting the Fund and its shareholders. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situations.

                            SHARE PRICE CALCULATION

The price of a Sweep Share of the Fund on any given day is its "net asset value" or "NAV." This figure is computed by taking total Fund assets allocable to the Sweep Shares, subtracting any liabilities allocable to that class, and dividing the resulting amount by the number of Sweep Shares outstanding. The net asset value per share of the Sweep Shares of the Fund is determined on each day both the Federal Reserve Bank of New York and the Exchange are open for business, first at 10:00 a.m. (Eastern time), then again as of the close of normal trading on the Exchange

(generally 4:00 p.m. Eastern time). Purchase or redemption orders and exchange requests will be executed at the net asset value next determined after receipt by the Transfer Agent or its authorized agent. While the Fund attempts to maintain a net asset value at a constant $1.00 per share, Fund shares are not insured against a reduction in net asset value.

The Fund values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. Calculations are made to compare the value of the Fund's investments using the amortized cost method with market values. Except as described below, market valuations are obtained by using: (1) actual quotations provided by third-party pricing services or market makers; (2) estimates of market value; or (3) or values obtained from yield data relating to comparable classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share of the Sweep Shares of the Fund calculated by reference to market values and the $1.00 per share amortized cost value of the Sweep Shares of the Fund, or if there were any other deviation which the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated.

                        HOW THE FUND REPORTS PERFORMANCE

From time to time the Fund may advertise the yield, effective yield, taxable equivalent yield, taxable equivalent effective yield and total return of the Sweep Shares. Performance figures are based upon historical results and are not intended to indicate future performance. Since money market funds seek to maintain a stable $1.00 share price, current 7-day yields are the most common illustration of money market fund performance.

The yield of the Sweep Shares of the Fund refers to the income generated by a hypothetical investment in the Sweep Shares of the Fund over a specific 7-day period. This income is then annualized, which means that the income generated during the 7-day period is assumed to be generated each week over an annual period and is shown as a percentage of the hypothetical investment.

Effective yield is calculated similarly, but the income earned by the investment is assumed to be compounded weekly when annualized. Effective yield will be slightly higher than yield due to this compounding effect.

Taxable equivalent yield is the yield that a taxable investment must generate in order to equal (after applicable taxes are deducted) the Sweep Shares' yield for an investor in stated federal income and State of California tax brackets (normally assumed to be the applicable maximum tax rate). Taxable equivalent yield will be higher than tax-exempt yield. (See "Yield" in the Statement of Additional Information.)

Taxable equivalent effective yield is computed in the same manner as is taxable equivalent yield, except that effective yield is substituted for yield in the calculation.

Total return is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

The performance of the Sweep Shares may be compared to that of other mutual funds tracked by mutual fund rating services, various indices of investment performance, U.S. Government obligations, bank certificates of deposit, other investments for which reliable performance data is available and the consumer price index.

Because the Sweep Shares of the Fund are subject to different expenses than the Value Advantage Shares, the performance of the two classes of shares will differ.

Additional performance information about the Sweep Shares is available in the Fund's Annual Report, which is sent to all shareholders. To request a free copy, call your local Schwab office at 800-2 NO-LOAD.

                        INVESTING IN SHARES OF THE FUND

SHAREHOLDER SERVICE. You may place Fund purchase orders and orders to sell shares as well as exchange requests at any one of over 225 Schwab offices nationwide or by calling 800-2 NO-LOAD, where trained representatives are available to answer questions about the Fund and your account. The right to initiate transactions by telephone is automatically available through your Schwab account. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund follows telephone orders that it reasonably believes to be genuine, it will not be liable for any losses a shareholder may experience. If the Fund does not follow reasonable procedures to confirm that a telephone order is genuine, the Fund may be liable for any losses the shareholder may suffer from unauthorized or fraudulent orders. These procedures may include:

- requiring a form of personal identification prior to acting upon instructions received by telephone;
- providing written confirmation of such instructions; and
- tape recording telephone transactions.

Investors should remember that it may be difficult to complete transactions by telephone during periods of drastic economic or market changes, when our phone lines may become very busy with calls from other investors. If you want to buy, sell or exchange shares but have trouble reaching the Fund by telephone, you may want to use one of the other ways offered for completing the transactions discussed below, even though these procedures may mean that completing your transaction may take longer.

To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.

Telephone purchase or redemption orders and exchange requests received prior to 8:00 p.m. (Eastern time) on any Business Day, once they have been verified as to the caller's identity and account ownership, will be deemed to be received by the Transfer Agent, or its authorized agent, prior to the next net asset value determination. Subsequent telephone orders received prior to the first net asset value determination on the following day will be deemed received prior to that day's second net asset value determination.

                               HOW TO BUY SHARES

OPENING A SCHWAB ACCOUNT. You may buy shares of the Fund through an account maintained with Schwab, and payment for shares must be made directly to Schwab. If you do not presently maintain a Schwab account and wish to establish one, simply complete a Schwab Account Application (available by calling 800-2 NO-LOAD, 24 hours a day, or by contacting your local Schwab office) and deliver it, by mail or in person, to your local Schwab office. You may also mail the application to Schwab at 101 Montgomery Street, San Francisco, California 94104. Corporations and other organizations should contact their local Schwab office to determine which additional forms may be necessary to open a Schwab account. With your Schwab account, you have access to other investments available at Schwab, such as stocks, bonds and other mutual funds.

The Securities Investor Protection Corporation ("SIPC") will provide account protection, in an amount up to $500,000, for securities, including Fund shares, which you hold in a Schwab account. Of course, SIPC account protection does not protect shareholders from share price fluctuations. If you already have a Schwab account, you may buy shares in the Fund as described below and need not open a new account.

SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab requires a $1,000 deposit and account balance minimum to maintain a Schwab brokerage account ($500 for custodial accounts). A fee of $7.50 will be charged to Schwab brokerage accounts that fall below this minimum for three consecutive months in any quarter. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last 6 months, or if the shareholder's combined account balances at Schwab total $10,000 or more.

Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last 12 months.

DEPOSITING FUNDS. You may deposit funds into your Schwab account by check, wire or many other forms of electronic funds transfer. Securities may also be deposited. You may also buy SchwabFunds(R) shares using electronic products such as StreetSmart(R), The Equalizer(R) and TeleBroker(R). All checks should be made payable to Charles Schwab & Co., Inc. If you would like to wire funds into your existing Schwab account, please contact your local Schwab office for instructions.

WHEN YOU CAN BUY SHARES. You must have funds in your Schwab account in order to buy Fund shares. If funds (including those transmitted by wire) are received by Schwab before the time of the Fund's last daily net asset value calculation (normally 4:00 p.m. Eastern time), they will be available for investment on that day. If funds arrive after that time, they will be available for investment the next Business Day.

                            METHODS OF BUYING SHARES

AUTOMATIC INVESTMENT. When opening a Schwab brokerage account, an investor will be asked to select a SchwabFunds class or series with sweep privileges as a "primary fund." If the Fund is selected as a primary fund, free credit balances in the investor's brokerage account will be invested automatically in shares of the Fund according to the procedures described in the account agreement with the investor. Depending on the type of account, the automatic investment of free credit balances will be effected daily, weekly or at other times and may be subject to minimum investment and other requirements.

An investor with an existing Schwab brokerage account may add the automatic investment feature to his or her account by completing the appropriate section of the Schwab Account Application available at any Schwab office. A shareholder may change primary funds by calling or writing his or her local Schwab office or writing Schwab at the address referenced on the cover of this Prospectus. Note that the automatic investment feature is not available for Value Advantage Shares.

DIRECT PURCHASE. A Schwab account holder may buy shares of the Fund (if it is not his or her primary fund) in several ways. The minimum initial investment for such a purchase is $1,000, and subsequent investments must be at least $100. For the Value Advantage Shares, the minimum initial investment is $25,000, the minimum subsequent investment is $5,000, and the minimum account balance is $20,000.

BY TELEPHONE

You may use existing funds in your Schwab account to make initial and subsequent share purchases. To place your order, call your local Schwab office during regular business hours or 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

BY MAIL

You may direct that funds already in your Schwab account be used to make initial and subsequent share purchases. Alternatively, your purchase instructions may be accompanied by a check made payable to Charles Schwab & Co., Inc., which will be deposited into your Schwab account and used, as necessary, to cover all or part of your purchase order.

Written purchase orders (along with any checks) should be mailed to Schwab at 101 Montgomery Street, San Francisco, California 94104 or to your local Schwab office and should:

- reference your Schwab account number (inapplicable if a Schwab Account Application is also enclosed);
- specify the name of the Fund and class, if applicable, and the dollar amount of shares you would like to buy; and
- for initial share purchases only, select one of the distribution options listed below.

Once mailed, a purchase request is irrevocable and may not be modified or canceled.

ELECTRONICALLY

For more information regarding how to buy shares electronically using StreetSmart(R), the Equalizer(R) and TeleBroker(R), call 800-2 NO-LOAD.

IN PERSON AT A SCHWAB OFFICE

Visit your local Schwab office, where a representative will be happy to assist you.

DISTRIBUTION OPTIONS. The Schwab account standing instructions that you selected in your Schwab Account Application will determine which of the two distribution options listed below will apply to you. Fund distributions will be automatically reinvested, unless the Transfer Agent, or its authorized agent, has received instructions that distributions be mailed to you as they are paid. Please contact your local Schwab office if you already have a Schwab account and wish to change your account standing instructions.

     AUTOMATIC REINVESTMENT: All distributions will be reinvested in additional full Sweep Shares of the Fund at the net asset value next determined after their payable date.

     RECEIVE DIVIDENDS BY MAIL: All distributions will be credited to your Schwab account as of the payable date. If your account is coded to have dividends mailed immediately, checks will normally be mailed the Business Day after distributions are credited.

To change the distribution option you have selected, call your local Schwab office or 800-2 NO-LOAD.

You can request that your Schwab office wire funds from your Schwab account to your bank account. There is a $15 fee for each wire transfer of funds.

OTHER PURCHASE INFORMATION. The minimum amounts required for automatic investment or direct purchase may be reduced or waived on certain occasions. For example, free credit balances in accounts of certain categories of investors, such as holders of Schwab One(R) and Schwab custodial accounts, may be invested automatically irrespective of amount. The Fund may also waive the required minimums for purchases by trustees, directors, officers or employees of Schwab, the Investment Manager or the Fund. The Fund reserves the right, in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this Prospectus, to reject purchase orders or to change the minimum investment requirements. All orders to buy shares of the Fund are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing. Schwab will charge a $15 service fee against an investor's Schwab account should his or her check be returned because of insufficient or uncollected funds or a stop payment order.

                                 HOW TO SELL OR
                                EXCHANGE SHARES

The exchange privilege allows you to exchange your SchwabFunds(R) shares for shares of another SchwabFunds Series or classes available to investors in your state, provided you meet the initial and subsequent investment requirements and any other requirements relating to the Series or class of shares you wish to buy. Thus, you can conveniently modify your investments if your goals or market conditions change. For federal income tax and certain other purposes, an exchange of shares between funds will be treated as a sale of shares in one fund and the purchase of shares in another fund. An exchange of shares between classes of the same fund should not be treated as a sale of shares. The Fund reserves the right to modify, limit or terminate the exchange privilege upon 60 days' written notice.

AUTOMATIC REDEMPTION. A sale of Fund shares will be automatically effected to satisfy debit balances in an investor's Schwab account, to provide necessary cash collateral for an investor's margin obligation to Schwab and to settle securities transactions in the account. All such sales will be effected in accordance with the procedures described in the investor's Schwab Account Agreement.

DIRECT REDEMPTION. You can sell or exchange your shares at any time by telephone, by mail, electronically or in person, subject to the following terms and conditions:

- if you bought your shares by check, we will send you your money as soon as your check clears your bank, which may take up to 15 days;
- depending on the type of Schwab account you have, your money may earn interest during any holding period;
- you will receive the dividends declared for the day on which you sell your shares;
- we will have a check for your shares at your local Schwab office on the Business Day after the Transfer Agent, or its authorized agent, receives proper instructions to sell your shares;
- a check normally will be mailed to you on the Business Day following the sale of your shares if you specifically request that it be mailed; and
- we may suspend the right to sell shares or postpone payment for a sale of shares when trading on the Exchange is restricted; the Exchange is closed for any reason other than its normal weekend or holiday closings; emergency circumstances as determined by the SEC; or for any other circumstances as the SEC may permit.

                             METHODS OF SELLING OR
                               EXCHANGING SHARES

BY TELEPHONE
You can sell or exchange your shares by telephone by calling your local Schwab office during regular business hours, or by calling 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

We need the following information in order to process your telephone sale or exchange request:

- your Schwab account number and your name for verification;
- the number of shares you want to sell or exchange;
- the name of the Fund and class, if applicable, from which you are selling or exchanging shares;
- the name of the Fund and class into which shares are to be exchanged, if applicable; and
- the distribution option you select, if you are exchanging shares.

BY MAIL
You can also sell or exchange shares by writing to your local Schwab office or to the address on the cover of this Prospectus.

We need the following information in order to process your mail sale or exchange request:

- your Schwab account number;
- the number of shares you want to sell or exchange;
- the name of the Fund and class, if applicable, from which you are selling or exchanging shares;
- the name of the Fund and class into which shares are to be exchanged, if applicable;

- the distribution option you select, if you are exchanging shares; and
- the signature of at least one of the registered Schwab account holders in the exact form specified in the account.

Once mailed, a sale or exchange request is irrevocable and may not be modified or cancelled.

ELECTRONICALLY
For more information regarding how to sell or exchange shares electronically using StreetSmart(R), The Equalizer(R) and TeleBroker(R), call 800-2 NO-LOAD.

IN PERSON AT A SCHWAB OFFICE
You can also request a sale or exchange of shares in person at your local Schwab office.

                          OTHER IMPORTANT INFORMATION

MINIMUM BALANCE AND BROKERAGE ACCOUNT REQUIREMENTS. Due to the relatively high cost of maintaining smaller holdings, the Fund reserves the right to redeem a shareholder's shares if, as a result of redemptions, their aggregate value drops below the $100 minimum balance requirement for the Sweep Shares of the Fund. The Fund will notify shareholders in writing 30 days before taking such action to allow them to increase their holdings to at least the minimum level. Also note that, because they can only be held in Schwab accounts, Fund shares will be automatically redeemed should the Schwab account in which they are carried be closed.

CONSOLIDATED MAILINGS. In an effort to reduce the Fund's mailing costs, the Fund consolidates shareholder mailings by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single package during each shareholder mailing. If you do not wish this consolidation to apply to your account(s), please write to SchwabFunds(R) at 101 Montgomery Street, San Francisco, California 94104 to that effect.

WIRE TRANSFERS TO YOUR BANK. If you so instruct your local Schwab office, funds can be wired from your Schwab account to your bank account. Call your local Schwab office for additional information. A $15 service fee will be charged against your Schwab account for each wire sent.

SCHWAB ONE(R) ACCOUNT FEATURES. Shareholders who hold shares of the Fund in Schwab One accounts are entitled to sell Fund shares through debit cards and checks. Investors should contact Schwab if they are interested in the benefits and requirements of a Schwab One account.

READING THIS PROSPECTUS. References to "you" and "your" in this Prospectus refer to prospective investors and/or current shareholders, while references to "we", "us", "our" or "our Fund" refer to the Fund generally.
------------------------------------------------------
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT
BE RELIED UPON AS HAVING BEEN
AUTHORIZED BY THE FUND OR ITS
DISTRIBUTOR.
------------------------------------------------------
THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.
------------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

SCHWAB CALIFORNIA
MUNICIPAL
MONEY FUND-
Sweep Shares

PROSPECTUS April 29, 1996,
as amended January 2, 1997

                             [SchwabFunds(R) Logo]

725-11 (1/97) Printed on recycled paper.
[SchwabFunds(R) Logo]
101 Montgomery Street
San Francisco, California 94104